UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                   May 2, 2006


                              BIGSTRING CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                     000-51661                20-0297832
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(State or other jurisdiction of       (Commission              (IRS Employer
        incorporation)                File Number)           Identification No.)

 3 Harding Road, Suite F, Red Bank, New Jersey                     07701
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (732) 741-2840


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 1 - Registrant's Business and Operations

         Item 1.01.  Entry into a Material Definitive Agreement.
         ---------   ------------------------------------------

         On May 2, 2006, BigString Corporation ("BigString") entered into a Business Consultant Services Agreement, attached to this current report as
Exhibit 10.32 (the "Consultant Services Agreement"), with Lifeline Industries, Inc., pursuant to which Lifeline Industries, Inc. will provide general business consulting services to BigString regarding all aspects of BigString's business, including, but not limited to, management, accounting, product development, marketing, sales, advertising, business development and general business and administrative procedures and processes. In consideration for these services, BigString has issued to Lifeline Industries, Inc. (a) 1,250,000 shares of BigString's common stock, par value $.0001 per share ("Common Stock"), (b) a fully vested, five year warrant to purchase 225,000 shares of BigString's Common Stock at a per share purchase price of $.48, and (c) a fully vested, five year warrant to purchase 225,000 shares of BigString's Common Stock at a per share purchase price of $1.00. The shares of Common Stock and warrants were issued pursuant to a private placement exemption from the registration requirements of the Securities Act of 1933, as amended. The Consultant Services Agreement provides for the registration of the 1,250,000 shares of Common Stock issued to Lifeline Industries, Inc. and the shares of Common Stock underlying the warrants in the first registration statement filed by BigString with the Securities and Exchange Commission following the date thereof, other than a registration statement on Form S-8. BigString will also reimburse Lifeline Industries, Inc. for expenses incurred by it in the performance of its duties under the Consultant Services Agreement. The Consultant Services Agreement has a term of three years and may be terminated by BigString upon five days prior written notice.

Section 8 - Other Information

         Item 8.01.  Other Events.
         ---------   ------------

         On May 2, 2006, BigString issued a press release announcing that its Common Stock has commenced quotation on the Over-the-Counter Bulletin Board under the trading symbol OTC Bulletin Board: BSGC. A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.
         ---------   ---------------------------------

              (d) Exhibits:

              Exhibit
              Number        Description
              ------        -----------

              10.32 Business Consultant Services Agreement, dated May 2, 2006, by and between BigString and Lifeline Industries, Inc.

              99.1 Press Release Announcing tha BigString Common Stock has Commenced Quotation on the Over-the-Counter Bulletin Board


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

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIGSTRING CORPORATION
                                      -----------------------------------------
                                                     (Registrant)



                                      By:  /s/ Darin M. Myman
                                         --------------------------------------
                                          Darin M. Myman
                                          President and Chief Executive Officer


Date:  May 3, 2006



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

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------

10.32 Business Consultant Services Agreement, dated May 2, 2006, by and between BigString and Lifeline Industries, Inc.

99.1           Press  Release   Announcing  that  BigString   Common  Stock  has
               Commenced Quotation on the Over-the-Counter Bulletin Board



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